Becker Value Equity Fund (BVEFX)

Becker Small Cap Value Equity Fund (BVESX)

Supplement to the Prospectus

Dated

February 25, 2005

Supplement effective October 13, 2005

The subsection “Prohibition on Market Timing” in section “How To Redeem Shares” under on Page 13 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Fund Policy on Market Timing. The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees also has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Funds. A 1.00% short-term redemption fee will be assessed by each Fund against investment proceeds withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, each Fund uses a “first-in, first-out” method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the Fund for the benefit of existing shareholders.

If you invest in a Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy.  “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees.  Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee.  Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Funds’ advisor, due to changes in an investor’s circumstances, such as death.  No exceptions will be granted to persons believed to be “market-timers.”

While each Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that a Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive.